Exhibit 99.1

For Immediate Release

Contacts:	Krista Bessinger Oracle Investor Relations +1.650.506.4073 investor_us@oracle.com	Bob Wynne Oracle Corporate Communications +1.650.506.5834 bob.wynne@oracle.com

ORACLE REPORTS Q1 GAAP EPS UP 28% TO 13 CENTS, NON-GAAP EPS UP 24% TO 18 CENTS

Applications New License Revenues Up 80%, Database and Middleware New License Revenues Up 15%

REDWOOD SHORES, Calif., Sept. 19, 2006 — Oracle Corporation (NASDAQ-GS: ORCL) today announced fiscal 2007 Q1 GAAP earnings per share were up 28% to $0.13, compared to the same quarter last year. First quarter total GAAP revenues were up 30% to $3.6 billion, while quarterly GAAP net income was up 29% to $670 million. Total GAAP software revenues were up 29% to $2.7 billion with database and middleware new license revenues up 15% and applications new license revenues up 80%. Services revenues were up 33% to $846 million, compared to the same quarter last year.

First quarter non-GAAP earnings per share were up 24% to $0.18, and non-GAAP net income was up 26% to $931 million, compared to the same quarter last year.

“We reported record revenues and earnings for the first quarter,” said Oracle President and CFO, Safra Catz. “We exceeded our guidance on every metric and delivered strong revenue growth across all product lines and geographies. We are now in year three of our five year plan targeting EPS growth at 20% per year. We continue to deliver results comfortably ahead of target.”

“We’re rapidly taking applications market share from SAP,” said Oracle President, Charles Phillips. “Q1 was the second consecutive quarter that Oracle’s applications new license sales growth was 80% or more. That’s ten times SAP’s 8% new license sales growth rate in their most recently completed quarter.”

“SAP appears to be rethinking their strategy as they lose application market share to Oracle and confront the difficulties of moving their application software to a modern

Service Oriented Architecture (SOA),” said CEO, Larry Ellison. “They’ve just announced that they are delaying the next version of SAP applications until 2010. That’s a full two years behind Oracle’s scheduled delivery of our SOA Fusion applications. And now Kagermann is talking about an acquisition strategy to augment SAP’s slowing organic growth. These are major changes in direction for SAP.”

###

Oracle Corporation is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please visit Oracle on the web at www.oracle.com/investor or call Investor Relations at (650) 506-4073.

“Safe Harbor” Statement: Statements in this presentation relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program, and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this release is current as of the date of this presentation. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (1)
	2006	% of Revenues		2005	% of Revenues

REVENUES
New software licenses	$804	22%		$629	23%		28%		26%
Software license updates and product support	1,941	54%		1,502	54%		29%		27%

Software Revenues	2,745	76%		2,131	77%		29%		27%

Services	846	24%		637	23%		33%		31%

Total Revenues	3,591	100%		2,768	100%		30%		28%

OPERATING EXPENSES
Sales and marketing	750	21%		615	22%		22%		20%
Software license updates and product support	200	6%		161	6%		24%		23%
Cost of services	780	22%		562	20%		39%		36%
Research and development	506	14%		400	15%		27%		27%
General and administrative	157	4%		156	6%		1%		1%
Amortization of intangible assets	198	6%		123	4%		61%		61%
Acquisition related	48	1%		28	1%		71%		69%
Restructuring	9	—		11	—		(20%	)	(22%	)

Total Operating Expenses	2,648	74%		2,056	74%		29%		27%

OPERATING INCOME	943	26%		712	26%		32%		28%
Interest expense	(83)	(2%	)	(21)	(1%	)	299%		*
Non-operating income, net	102	3%		42	2%		147%		*

INCOME BEFORE PROVISION FOR INCOME TAXES	962	27%		733	27%		31%		*

Provision for income taxes	292	8%		214	8%		37%		*

NET INCOME	$670	19%		$519	19%		29%		*

EARNINGS PER SHARE:
Basic	$0.13			$0.10			27%
Diluted	$0.13			$0.10			28%

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,217			5,148			1%
Diluted	5,307			5,244			1%

* not meaningful

(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2006, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. The United States dollar weakened relative to major international currencies in the three months ended August 31, 2006 compared with the corresponding prior year period, contributing 2 percentage points of revenue and operating expense growth and 4 percentage points of operating income growth.

ORACLE CORPORATION

Q1 FISCAL 2007

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

(in millions, except per share data)

	Three Months Ended August 31,						% Increase (Decrease) in US $
	2006 GAAP	Adj.	2006 Non-GAAP	2005 GAAP	Adj.	2005 Non-GAAP	GAAP		Non-GAAP

TOTAL REVENUES (2)	$3,591	$70	$3,661	$2,768	$139	$2,907	30%		26%

TOTAL SOFTWARE REVENUES (2)	$2,745	$70	$2,815	$2,131	$139	$2,270	29%		24%
New software licenses	804	—	804	629	—	629	28%		28%
Software license updates and product support (2)	1,941	70	2,011	1,502	139	1,641	29%		23%

TOTAL OPERATING EXPENSES	$2,648	$(305)	$2,343	$2,056	$(171)	$1,885	29%		24%
Stock-based compensation (3)	50	(50)	—	9	(9)	—	455%		*
Amortization of intangible assets (4)	198	(198)	—	123	(123)	—	61%		*
Acquisition related	48	(48)	—	28	(28)	—	71%		*
Restructuring	9	(9)	—	11	(11)	—	(20%	)	*

OPERATING INCOME	$943	$375	$1,318	$712	$310	$1,022	32%		29%

OPERATING MARGIN %	26%		36%	26%		35%	2%		2%

INCOME TAX EFFECTS ON ABOVE ADJUSTMENTS (5)	292	114	406	$214	$91	$305	37%		33%

NET INCOME	$670	$261	$931	$519	$219	$738	29%		26%

DILUTED EARNINGS PER SHARE (6)	$0.13		$0.18	$0.10		$0.14	28%		24%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (6)	5,307	7	5,314	5,244	—	5,244	1%		1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	Estimated revenues related to assumed support contracts, as of August 31, 2006, that will not be recognized in future periods due to business combination accounting rules are as follows:

Remainder of Fiscal 2007	$81
Fiscal 2008	9

Total	$90

(3)	Stock-based compensation is included in the following GAAP operating expenses:

	Q1 Fiscal 2007			Q1 Fiscal 2006
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$10	$(10)	$—	$2	$(2)	$—
Software license updates and product support	3	(3)	—	1	(1)	—
Cost of services	3	(3)	—	2	(2)	—
Research and development	22	(22)	—	4	(4)	—
General and administrative	12	(12)	—	—	—	—

Subtotal	50	(50)	—	9	(9)	—

Acquisition related	—	—	—	3	(3)	—

Total stock-based compensation	$50	$(50)	$—	$12	$(12)	$—

Stock-based compensation expense in the first quarter of fiscal 2007 is recognized at fair value under FASB Statement 123R. Stock-based compensation expense in the first quarter of fiscal 2006 is recognized at intrinsic value under APB Opinion 25 and pertains only to unvested stock-options assumed from acquisitions.

(4)	Estimated future amortization expense related to intangible assets as of August 31, 2006 is as follows:

Remainder of Fiscal 2007	$603
Fiscal 2008	790
Fiscal 2009	783
Fiscal 2010	660
Fiscal 2011	454
Fiscal 2012	358
Thereafter	992

Total	$4,640

(5)	The income tax provision was calculated reflecting a tax rate of 30.4% and 29.2% in the first quarter of fiscal 2007 and 2006, respectively.

(6)	Non-GAAP diluted earnings per share and non-GAAP diluted weighted shares outstanding were calculated excluding the effects of expensing stock options under Statement 123R.

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS (1)

($ in millions)

	August 31, 2006	May 31, 2006

ASSETS

Current Assets:
Cash and cash equivalents	$5,446	$6,659
Marketable securities	2,852	946
Trade receivables, net	2,118	3,022
Deferred tax assets	725	714
Other current assets	550	633

Total Current Assets	11,691	11,974

Non-Current Assets:
Property, net	1,437	1,391
Intangible assets, net	4,640	4,528
Goodwill	10,529	9,809
Other assets	551	1,327

Total Non-Current Assets	17,157	17,055

TOTAL ASSETS	$28,848	$29,029

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Short-term borrowings and current portion of long-term debt	$166	$159
Accounts payable	223	268
Income taxes payable	859	810
Accrued compensation and related benefits	840	1,172
Accrued restructuring	198	412
Deferred revenues	3,269	2,830
Other current liabilities	1,143	1,279

Total Current Liabilities	6,698	6,930

Non-Current Liabilities:
Long-term debt	5,737	5,735
Deferred tax liabilities	573	564
Accrued restructuring	277	273
Deferred revenues	114	114
Minority interests	323	202
Other long-term liabilities	227	199

Total Non-Current Liabilities	7,251	7,087

Stockholders' Equity	14,899	15,012

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$28,848	$29,029

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (1)

($ in millions)

	Three Months Ended August 31,
	2006	2005

Cash Flows From Operating Activities:
Net income	$670	$519
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	59	57
Amortization of intangible assets	198	123
Deferred income taxes	(6)	(46)
Minority interests in income	12	8
Stock-based compensation	50	12
Tax benefit on the exercise of stock options	49	31
Excess tax benefits from stock-based compensation (2)	(30)	—
In-process research and development	43	7
Net investment gains related to equity securities	(15)	(2)
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables	1,040	913
Decrease in prepaid expenses and other assets	86	154
Decrease in accounts payable and other liabilities	(900)	(451)
Decrease in income taxes payable	(6)	(203)
Increase in deferred revenues	373	336

Net cash provided by operating activities	1,623	1,458

Cash Flows From Investing Activities:
Purchases of marketable securities	(2,430)	(791)
Proceeds from maturities and sale of investments	642	827
Acquisitions, net of cash acquired	(225)	(309)
Capital expenditures	(49)	(52)
Proceeds from sales of property	—	70

Net cash used for investing activities	(2,062)	(255)

Cash Flows From Financing Activities:
Payments for repurchase of common stock (3)	(936)	(250)
Proceeds from issuance of common stock	162	158
Proceeds from borrowings, net of financing costs	—	5,408
Payments of debt	(7)	(6,590)
Excess tax benefits from stock-based compensation (2)	30	—
Distributions to minority interests	(25)	(23)

Net cash used for financing activities	(776)	(1,297)

Effect of exchange rate changes on cash and cash equivalents	2	(10)

Net decrease in cash and cash equivalents	(1,213)	(104)

Cash and cash equivalents at beginning of period	6,659	3,894

Cash and cash equivalents at end of period	$5,446	$3,790

(1)	Certain prior period balances have been reclassified to conform to the current period presentation.

(2)	Excess tax benefits received from stock-based compensation arrangements are presented as financing cash inflows rather than operating cash inflows prospectively from June 1, 2006, which is our adoption date of Statement 123R. Prior period reclassifications are not allowed.

(3)	We repurchased 66.8 million shares for $1.0 billion during the three months ended August 31, 2006 (including 4.1 million shares for $64 million that were repurchased but not settled at August 31, 2006).

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2006				Fiscal 2007
	Q1	Q2	Q3	Q4	Q1 (2) (3)	Q2	Q3	Q4

GAAP Operating Cash Flow	$3,596	$3,509	$3,857	$4,541	$4,706

Capital Expenditures (4)	(206)	(182)	(199)	(236)	(233)

Free Cash Flow	$3,390	$3,327	$3,658	$4,305	$4,473

% Growth	6%	4%	8%	28%	32%

GAAP Net Income	$2,896	$2,878	$3,103	$3,381	$3,532

Free Cash Flow as a % of Net Income	117%	116%	118%	127%	127%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Free cash flow and free cash flow as a percent of GAAP net income:

	Q1 Fiscal 2006	Q1 Fiscal 2007

GAAP Operating Cash Flow	$1,458	$1,623
Capital Expenditures	(52)	(49)

Free Cash Flow	$1,406	$1,574

% Growth	2%	12%

GAAP Net Income	$519	$670

Free Cash Flow as a % of Net Income	271%	235%

(3)	We adopted FASB Statement 123R on June 1, 2006 under the modified prospective method. Under the modified prospective method, prior period reclassifications are not allowed. Excess tax benefits received from stock-based compensation arrangements are presented as financing cash inflows rather than operating cash inflows prospectively from June 1, 2006. Excess tax benefits reclassified from GAAP Operating Cash Flow were $30 million for the trailing 4-quarters ended August 31, 2006. GAAP net income includes $67 million of stock-based compensation expense, net of tax of $20 million for the trailing 4-quarters ended August 31, 2006. Stock-based compensation expense for quarters prior to June 1, 2006 pertains only to unvested options assumed from acquisitions and were recognized under APB Opinion 25.

(4)	Represents capital expenditures as reported in cash flows from investing activities of our cash flow statements presented in accordance with U.S. generally accepted accounting principles.

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

(in millions, except headcount data)

	Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

REVENUES
New software licenses	$629	$1,058	$1,096	$2,121	$4,905	$804				$804
Software license updates and product support	1,502	1,559	1,703	1,873	6,636	1,941				1,941

Software Revenues	2,131	2,617	2,799	3,994	11,541	2,745				2,745

Consulting	481	506	501	632	2,120	640				640
On Demand	84	87	96	130	397	125				125
Education	72	82	74	95	322	81				81

Services Revenues	637	675	671	857	2,839	846				846

Total Revenues	$2,768	$3,292	$3,470	$4,851	$14,380	$3,591				$3,591

AS REPORTED REVENUE GROWTH RATES
New software licenses	12%	9%	16%	32%	20%	28%				28%
Software license updates and product support	28%	25%	23%	24%	25%	29%				29%
Software Revenues	23%	18%	20%	28%	23%	29%				29%

Consulting	36%	28%	7%	7%	17%	33%				33%
On Demand	18%	20%	26%	62%	32%	49%				49%
Education	42%	25%	9%	11%	20%	13%				13%
Services Revenues	34%	26%	9%	13%	19%	33%				33%

Total Revenues	25%	19%	18%	25%	22%	30%				30%

CONSTANT CURRENCY GROWTH RATES
New software licenses	10%	12%	20%	32%	21%	26%				26%
Software license updates and product support	26%	27%	27%	25%	26%	27%				27%
Software Revenues	21%	20%	24%	28%	24%	27%				27%

Consulting	34%	31%	10%	8%	19%	31%				31%
On Demand	17%	22%	29%	63%	33%	47%				47%
Education	40%	27%	13%	12%	21%	11%				11%
Services Revenues	32%	29%	13%	14%	21%	31%				31%

Total Revenues	23%	22%	22%	26%	23%	28%				28%

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,475	$1,733	$1,848	$2,595	$7,652	$1,956				$1,956
Europe, Middle East & Africa	883	1,090	1,164	1,572	4,708	1,140				1,140
Asia Pacific	410	469	458	684	2,020	495				495

Total Revenues	$2,768	$3,292	$3,470	$4,851	$14,380	$3,591				$3,591

HEADCOUNT (2)

GEOGRAPHIC AREA
Domestic	21,198	21,133	23,256	23,209		23,503
International	28,318	30,021	32,326	32,924		41,623

Total Company	49,516	51,154	55,582	56,133		65,126

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	Headcount as of August 31, 2006 includes 7,101 employees of i-flex, a recently acquired company, which was consolidated in our first quarter of fiscal 2007.

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2006					Fiscal 2007
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

APPLICATIONS REVENUES

New software licenses	$127	$266	$269	$641	$1,303	$228				$228
Software license updates and product support	466	502	608	676	2,252	703				703

Software Revenues	593	768	877	1,317	3,555	931				931

AS REPORTED GROWTH RATES
New software licenses	84%	24%	77%	83%	66%	80%				80%
Software license updates and product support	96%	98%	73%	52%	75%	51%				51%
Software Revenues	93%	64%	74%	66%	71%	57%				57%

CONSTANT CURRENCY GROWTH RATES
New software licenses	82%	27%	82%	83%	67%	78%				78%
Software license updates and product support	93%	101%	79%	53%	77%	49%				49%
Software Revenues	91%	67%	80%	66%	72%	55%				55%

DATABASE & MIDDLEWARE REVENUES

New software licenses	$502	$792	$827	$1,480	$3,602	$576				$576
Software license updates and product support	1,036	1,057	1,095	1,197	4,384	1,238				1,238

Software Revenues	1,538	1,849	1,922	2,677	7,986	1,814				1,814

AS REPORTED GROWTH RATES
New software licenses	2%	5%	4%	18%	9%	15%				15%
Software license updates and product support	10%	6%	6%	12%	8%	19%				19%
Software Revenues	7%	5%	5%	15%	9%	18%				18%

CONSTANT CURRENCY GROWTH RATES
New software licenses	0%	8%	8%	18%	10%	13%				13%
Software license updates and product support	9%	8%	9%	13%	9%	18%				18%
Software Revenues	6%	8%	9%	15%	10%	16%				16%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUE ANALYSIS (1) (2)

($ in millions)

	Fiscal 2006								Fiscal 2007
	Q1		Q2		Q3		Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$194		$327		$334		$662	$1,518	$232				$232
Applications	75		163		148		395	782	126				126

New Software License Revenues	$269		$490		$482		$1,057	$2,300	$358				$358

AS REPORTED GROWTH RATES
Database & Middleware	(2%	)	15%		16%		22%	16%	19%				19%
Applications	150%		41%		61%		73%	67%	69%				69%
New Software License Revenues	19%		22%		27%		37%	29%	33%				33%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	(4%	)	13%		14%		21%	14%	18%				18%
Applications	148%		40%		60%		72%	66%	69%				69%
New Software License Revenues	17%		21%		25%		36%	28%	32%				32%

EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$164		$282		$316		$515	$1,278	$184				$184
Applications	38		75		96		158	366	69				69

New Software License Revenues	$202		$357		$412		$673	$1,644	$253				$253

AS REPORTED GROWTH RATES
Database & Middleware	4%		(7%	)	(3%	)	7%	1%	12%				12%
Applications	38%		(6%	)	119%		108%	61%	83%				83%
New Software License Revenues	9%		(7%	)	12%		20%	10%	25%				25%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	3%		0%		6%		7%	5%	8%				8%
Applications	36%		1%		138%		108%	67%	78%				78%
New Software License Revenues	8%		0%		22%		21%	14%	21%				21%

ASIA PACIFIC

Database & Middleware	$134		$176		$170		$292	$771	$149				$149
Applications	14		28		25		88	155	33				33

New Software License Revenues	$148		$203		$195		$380	$926	$182				$182

AS REPORTED GROWTH RATES
Database & Middleware	2%		9%		1%		31%	13%	12%				12%
Applications	28%		48%		52%		94%	69%	126%				126%
New Software License Revenues	4%		13%		5%		42%	20%	23%				23%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	0%		14%		6%		34%	16%	13%				13%
Applications	23%		50%		60%		96%	71%	125%				125%
New Software License Revenues	2%		18%		11%		45%	23%	24%				24%

TOTAL COMPANY

Database & Middleware	$492		$785		$820		$1,469	$3,567	$565				$565
Applications	127		266		269		641	1,303	228				228

New Software License Revenues	$619		$1,051		$1,089		$2,110	$4,870	$793				$793

AS REPORTED GROWTH RATES
Database & Middleware	1%		5%		5%		18%	9%	15%				15%
Applications	84%		24%		77%		83%	66%	80%				80%
New Software License Revenues	12%		9%		17%		32%	20%	28%				28%

CONSTANT CURRENCY GROWTH RATES
Database & Middleware	0%		8%		9%		18%	10%	13%				13%
Applications	82%		27%		82%		83%	67%	78%				78%
New Software License Revenues	10%		12%		21%		32%	21%	27%				27%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	New Software License Revenues presented exclude documentation and miscellaneous revenues.

APPENDIX A

ORACLE CORPORATION

Q1 FISCAL 2007 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the table, which exclude certain business combination accounting entries and expenses related to acquisitions as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effect:

•	Support deferred revenue: Business combination accounting rules require us to account for the fair value of support contracts assumed in connection with acquisitions. Because these are typically one-year contracts, our GAAP revenues for the one-year period subsequent to acquisitions do not reflect the full amount of revenue on assumed contracts that would have otherwise been recorded by the acquired entities. The non-GAAP adjustment is intended to reflect the full amount of such revenue. We believe this adjustment is useful to investors as a measure of the ongoing performance of our business because we have historically experienced high renewal rates on support contracts, although we cannot be sure that customers will renew these contracts.

•	Stock-based compensation: We adopted FASB Statement No. 123R, Share-Based Payments, on June 1, 2006 under the modified prospective method. Statement 123R requires us to record non-cash operating expenses associated with stock option awards at their estimated fair values. Prior to our Statement 123R adoption, we were required to record stock-based compensation expenses at intrinsic values, which were substantially related to options assumed from acquisitions. In accordance with the modified prospective method, our financial statements for prior periods have not been restated to reflect, and do not include, the changes in methodology to expense options at fair values in accordance with Statement 123R. Although stock-based compensation is a key incentive offered to our employees, and we believe it contributed to the revenue earned during the period and will contribute to our future revenue generation, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•	Amortization of intangible assets: We have excluded the effect of amortization of intangibles from our non-GAAP net income. We believe this is useful because, prior to the PeopleSoft acquisition in the third quarter of fiscal 2005, we did not incur significant charges of this nature, and the exclusion of this amount helps investors understand a significant reason why our GAAP operating expenses increased in periods subsequent to the PeopleSoft acquisition. Investors should note that the use of intangible assets contributed to revenue earned during the period and will contribute to future revenue generation and should also note that these amortization expenses are recurring.

•	Acquisition related charges and restructuring costs: We incurred significant expenses in connection with acquisitions, principally Siebel, which we would not have otherwise incurred. Acquisition related charges primarily consist of in-process research and development expenses, integration-related professional services, stock-based compensation expenses (in addition to the stock-based compensation expenses described above) and personnel related costs for transitional employees. Stock-based compensation included in acquisition related charges resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the terms of the options. Restructuring costs consist of Oracle employee severance and Oracle duplicate facility closures in connection with acquisitions. We believe it is useful for investors to understand the effect of these expenses on our cost structure. Although acquisition related charges and restructuring costs are not recurring with respect to past acquisitions, we will incur these charges in connection with future acquisitions.